SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

      Filed by the registrant |X|
      Filed by a party other than the Registrant
      Check the appropriate box:
          Preliminary proxy statement:       Confidential, for Use of the
          Definitive proxy statement         Commission Only (as permitted by
          |X| Definitive additional          Rule 14a-6(e)(2))
              materials
          Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SILICONIX INCORPORATED
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
        |X| No fee required.
            Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

               Fee paid previously with preliminary materials.

               Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:
               $0

          (2)  Form, Schedule or Registration Statement no.:
               Schedule 14A

          (3)  Filing party:
               Registrant

          (4)  Date filed:
                _______, 2001

                             SILICONIX INCORPORATED
                              2201 Laurelwood Road
                          Santa Clara, California 95054


             Supplement to Notice of Annual Meeting of Stockholders,
                              Dated August 13, 2001


October 1, 2001


Dear Stockholder:

Notice is hereby given that the 2001 Annual Meeting of Stockholders of Siliconix incorporated, originally scheduled for September 12, 2001, has been postponed until Wednesday, October 24, 2001 at 2:00 p.m. California time and will be held in the main auditorium at the Company's corporate headquarters, 2201 Laurelwood Road, Santa Clara, California.

Sincerely yours,


DAVID M. ACHTERKIRCHEN
Secretary